BATTERY PARK FUNDS, INC.

                    Supplement dated October 31, 2000 to the
                        Prospectus dated January 28, 2000


         The information below replaces the information on Page 11 of the Battery Park Funds, Inc., prospectus in the section entitled "Management of the Fund-Portfolio Manager"

Effective October 19, 2000, Robert Levine is the portfolio manager of the Fund. Mr. Levine is a Chairman, President and a Director of the Fund. Mr. Levine is also the founder, President and Chief Executive Officer of the Investment Adviser and an Executive Managing Director of Nomura Holding America Inc., a parent company, since 1991. Mr. Levine is Chief Investment Officer for all of the Investment Adviser's high yield portfolios. Prior to his present position at the Investment Adviser, Mr. Levine was with Kidder, Peabody & Co., Inc. ("KPC") for thirteen years. His most recent position at KPC was President of Kidder, Peabody High Yield Asset Management, Inc. and Managing Director for KPC. Formerly, he was a Managing Director of the Merchant Banking Department and Director of Research at the Kidder, Peabody High Yield Research Department. Prior to the formation of the High Yield Research Group, Mr. Levine was the Director of Corporate Bond Research in the Kidder, Peabody Fixed Income
Research Department. Prior to that, Mr. Levine was an Analyst with Morgan Guaranty Trust Company. He earned his MBA from the Wharton School of Finance and undergraduate degree from the City College of New York. Mr. Levine is a Chartered Financial Analyst.